CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Management and Organization” and “Financial Highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” and “Financial Highlights” in the Statement of Additional Information, each dated January 31, 2026, and each included in this Post-Effective Amendment No. 201 on the Registration Statement (Form N-1A, File No. 333-92106) of SPDR® Index Shares Funds (the “Registration Statement”).

We also consent to the incorporation by reference of our reports, dated November 25, 2025, with respect to State Street® SPDR® Dow Jones® Global Real Estate ETF (formerly, SPDR Dow Jones Global Real Estate ETF), State Street® SPDR® Dow Jones® International Real Estate ETF (formerly, SPDR Dow Jones International Real Estate ETF), State Street® SPDR® EURO STOXX 50® ETF (formerly, SPDR EURO STOXX 50 ETF), State Street® SPDR® MSCI ACWI Climate Paris Aligned ETF (formerly, SPDR MSCI ACWI Climate Paris Aligned ETF), State Street® SPDR® MSCI ACWI ex-US ETF (formerly, SPDR MSCI ACWI ex-US ETF), State Street® SPDR® MSCI EAFE Fossil Fuel Reserves Free ETF (formerly, SPDR MSCI EAFE Fossil Fuel Reserves Free ETF), State Street® SPDR® MSCI EAFE StrategicFactorsSM ETF (formerly, SPDR MSCI EAFE StrategicFactors ETF), State Street® SPDR® MSCI Emerging Markets Fossil Fuel Reserves Free ETF (formerly, SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF), State Street® SPDR® MSCI Emerging Markets StrategicFactorsSM ETF (formerly, SPDR MSCI Emerging Markets StrategicFactors ETF), State Street® SPDR® MSCI World StrategicFactorsSM ETF (formerly, SPDR MSCI World StrategicFactors ETF), State Street® SPDR® Portfolio Developed World ex-US ETF (formerly, SPDR Portfolio Developed World ex-US ETF), State Street® SPDR® Portfolio Emerging Markets ETF (formerly, SPDR Portfolio Emerging Markets ETF), State Street® SPDR® Portfolio Europe ETF (formerly, SPDR Portfolio Europe ETF), State Street® SPDR® Portfolio MSCI Global Stock Market ETF (formerly, SPDR Portfolio MSCI Global Stock Market ETF), State Street® SPDR® S&P® China ETF (formerly, SPDR S&P China ETF), State Street® SPDR® S&P® Emerging Asia Pacific ETF (formerly, SPDR S&P Emerging Asia Pacific ETF), State Street® SPDR® S&P Emerging Markets Dividend ETF (formerly, SPDR S&P Emerging Markets Dividend ETF), State Street® SPDR® S&P Emerging Markets ex-China ETF (formerly, SPDR S&P Emerging Markets ex-China ETF), State Street® SPDR® S&P® Emerging Markets Small Cap ETF (formerly, SPDR S&P Emerging Markets Small Cap ETF), State Street® SPDR® S&P® Global Dividend ETF (formerly, SPDR S&P Global Dividend ETF), State Street® SPDR® S&P® Global Infrastructure ETF (formerly, SPDR S&P Global Infrastructure ETF), State Street® SPDR® S&P® Global Natural Resources ETF (formerly, SPDR S&P Global Natural Resources ETF), State Street® SPDR® S&P® International Dividend ETF (formerly, SPDR S&P International Dividend ETF), State Street® SPDR® S&P® International Small Cap ETF (formerly, SPDR S&P International Small Cap ETF), State Street® SPDR® S&P® North American Natural Resources ETF (formerly, SPDR S&P North American Natural Resources ETF) (twenty-five of the funds constituting SPDR® Index Shares Funds) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended September 30, 2025, into this Registration Statement filed with the Securities and Exchange Commission.

Boston, Massachusetts

January 23, 2026